EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sharp Performance, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2012 as filed with the U. S. Securities and Exchange Commission (the “Report”), I, Robert J. Sharp, Chief Executive Officer and Prinicpal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2013

SHARP PERFORMANCE, INC.

By:/s/ Robert J. Sharp

Robert J. Sharp

Chairman of the Board, Sole Director

Chief Executive Officer,

Principal Financial Officer and

Principal Accounting Officer